EXECUTION COPY

Exhibit 99.4

EXHIBIT 1.1(a)

ASSUMED CONTRACTS

None.

W/2203985

EXHIBIT 1.1(b)

BRANCHES

Branch Name	Address	City	State	Owned/Leased
Bisbee	10 Bisbee Rd.	Bisbee	Arizona	Owned
Globe	200 E Sycamore Street	Globe	Arizona	Owned
Tohono O’Odham	1 East Main Street	Sells	Arizona	Leased
Nogales	112 N Grand Avenue	Nogales	Arizona	Leased
Parker	917 S Agency Road	Parker	Arizona	Leased
Benson	149 W 4th Street	Benson	Arizona	Owned
Douglas	1001-5 G Avenue	Douglas	Arizona	Owned
Payson	213 S Beeline Highway	Payson	Arizona	Owned
Safford	301 W Main Street	Safford	Arizona	Owned
Show Low	1301 E Deuce Of Clubs	Show Low	Arizona	Owned
Yuma Catalina	100 E 32nd Street	Yuma	Arizona	Leased
Yuma 4th Avenue	1315 4th Avenue	Yuma	Arizona	Owned
Nogales-Mariposa	298 W Mariposa Road	Nogales	Arizona	Leased
Copper Queen (ATM)	Copper Queen Plaza	Bisbee	Arizona	Leased
Rio Rico (ATM)	1041 Yavapai Drive	Rio Rico	Arizona	Leased
Grand Ave & Court (ATM)	450 N. Grand Court Plaza	Nogales	Arizona	Leased
Fry’s – I-8 & Fortuna Rd (ATM)	11274 S Fortuna Road	Yuma	Arizona	Leased
Fry’s - Yuma	11203 E S Frontage Road	Yuma	Arizona	Leased
Ely/McGill	1689 S Great Basin Boulevard	Ely	Nevada	Leased
Moapa	140 N Moapa Valley Boulevard	Overton	Nevada	Owned
Mesquite	81 W Mesquite Boulevard	Mesquite	Nevada	Owned
Winnemucca	1005 W 4th Street	Winnemucca	Nevada	Leased
Beatty	101 2nd Street	Beatty	Nevada	Leased
Mineral County	526 E Street	Hawthorne	Nevada	Owned
Fernley Village Marketplace	1480 U.S. Hwy 95A N	Fernley	Nevada	Leased
Pioche	71 Main Street	Pioche	Nevada	Owned
Elko	605 Idaho Street	Elko	Nevada	Owned
Fallon	940 W. Williams Street	Fallon	Nevada	Owned
Raley’s Elko (ATM)	350 E Front Street	Battle Mountain	Nevada	Leased
Raley’s Winnemucca (ATM)	1125 W Winnemucca Boulevard	Winnemucca	Nevada	Leased

EXHIBIT 1.1(c)

DEPOSITS

Please see the attached Excel file named “Exhibit 1.1(c) – Deposits (Washington Federal – Arizona/Nevada).”

EXHIBIT 1.1(d)

EQUIPMENT LEASES

None (Seller shall remove all leased equipment from the Branches on the Closing Date).

EXHIBIT 1.1(e)(i)

EXCLUDED BROKERED DEPOSITS

None.

EXHIBIT 1.1(e)(iii)

EXCLUDED AFFINITY RELATIONSHIPS AND REWARD PROGRAMS

Alaska Airlines

EXHIBIT 1.1(f)

LOANS

Please see the attached Excel file named “Exhibit 1.1(f) – Loans (Washington Federal – Arizona/Nevada).”

EXHIBIT 1.1(g)

PERSONAL PROPERTY

Please see the attached Excel file named “Exhibit 1.1(g) – Personal Property (Washington Federal – Arizona/Nevada).”

EXHIBIT 1.1(h)

SELLER’S KNOWLEDGE
Kathleen Koch – Associate General Counsel & Senior Vice President
Lynne Rieger – Senior Vice President; Corporate Workplace Executive
Jamie Sobrepera – Director; Business Executive – Deposit Operations
Garth Warner – Senior Vice President; Human Resources Executive

EXHIBIT 3.5(b)

FORM OF BILL OF SALE
BILL OF SALE, dated as of _______________, 2014 by Bank of America, National Association, a national banking association, organized under the laws of the United States, with its principal office located in Charlotte, North Carolina (“Seller”), to Washington Federal, National Association, a national banking association, organized under the laws of the United States, with its principal office located in Seattle, Washington (“Purchaser”).
W I T N E S S E T H:
WHEREAS, Seller and Purchaser, are parties to a Purchase and Assumption Agreement, dated as of January 23, 2014 (the “P&A Agreement”) with respect to the sale by Seller and the purchase by Purchaser of the Assets;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby convey, grant, bargain, sell, transfer, set over, assign, alienate, remise, release, deliver and confirm unto Purchaser, its successors and assigns, forever, all of Seller’s right, title, interest and claim in and to the Personal Property as of 11:59 p.m., local time, on the date hereof.
TO HAVE AND TO HOLD all and singular of the foregoing unto Purchaser, its successors and assigns, to its and their own use and enjoyment forever.
SELLER FURTHER COVENANTS AND AGREES AS FOLLOWS:
1.    From time to time, Seller, its successor and assigns, shall execute and deliver all such further bills of sale, assignments or other instruments of conveyance and transfer as Purchaser, its successors or assigns, may reasonably request more effectively to transfer to and vest in Purchaser all of Seller’s interest in the Personal Property.
2.    This Bill of Sale and all transfers of property and other actions confirmed hereby shall be governed by and construed in accordance with the terms and conditions of the P&A Agreement and the laws of the State of New York.
3.    All capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the P&A Agreement.
4.    Nothing contained in this Bill of Sale shall be deemed to supersede any of the covenants, agreements, representations or warranties of Seller or Purchaser contained in the P&A Agreement or to otherwise alter, amend, supersede or add to the terms of the P&A Agreement. To the extent any inconsistency exists between this Bill of Sale and the P&A Agreement, the terms of the P&A Agreement shall control and prevail.
5.    Except as provided herein or in the P&A Agreement, Purchaser is purchasing the Personal Property on an “as-is, where-is” basis. Without limiting the generality of the foregoing, Seller makes no representation or warranty regarding the Personal Property, except as expressly provided herein or in the P&A Agreement, and none shall be implied at law or in equity.

6.    This Bill of Sale may not be amended or modified except by an instrument in writing signed by, or on behalf of, Seller and Purchaser. This Bill of Sale shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns.
7.    This Bill of Sale may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.
IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Bill of Sale as of the day and year first above written.
BANK OF AMERICA, NATIONAL ASSOCIATION
By:
Name:
Title:
Acknowledged and Agreed to by:

WASHINGTON FEDERAL, NATIONAL ASSOCIATION

By:
Name:
Title:

EXHIBIT 3.5(c)

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of ____________, 2014 (the “Agreement”), is executed and delivered by and between Bank of America, National Association, a national banking association, organized under the laws of the United States, with its principal office located in Charlotte, North Carolina (“Seller”), and Washington Federal, National Association, a national banking association, organized under the laws of the United States, with its principal office located in Seattle, Washington (“Purchaser”), in connection with the closing of the transactions contemplated in the Purchase and Assumption Agreement, dated as of January 23, 2014 (the “P&A Agreement”), between Seller and Purchaser. Capitalized terms not otherwise defined herein shall have the meanings set forth in the P&A Agreement.
W I T N E S S E T H:
WHEREAS, subject to the terms and conditions set forth in the P&A Agreement, Seller has agreed to assign, and Purchaser has agreed to assume, the Assumed Liabilities;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Seller hereby sells, assigns, conveys, transfers and delivers, and Purchaser assumes and accepts, the Assumed Liabilities (other than the Branch Leases, Tenant Leases, Equipment Leases and Assumed Contracts). Purchaser hereby agrees to observe and perform all of the duties, obligations, terms, provisions and covenants, and to pay, observe, perform and discharge the disclosed Assumed Liabilities (other than the Branch Leases, Tenant Leases, Equipment Leases and Assumed Contracts) from and after the Closing.
2.    This Agreement is not intended to, and does not in any way ratify, extend, or renew any of the Assumed Liabilities or any other liability that has terminated or expired pursuant to its terms or otherwise.
3.    Purchaser, for itself and its successors and permitted assigns, by this Agreement, covenants and agrees that it and its successors and permitted assigns shall execute and deliver, or cause to be executed and delivered, such other instruments of transfer and conveyance and other documents and take such other actions as Seller may reasonably request in order to effect the intent and purposes of this Agreement and the transactions contemplated hereby. Seller, for itself and its successors and permitted assigns, by this Agreement, covenants and agrees that it and its successors and permitted assigns shall execute and deliver, or cause to be executed and delivered, such other instruments of transfer and conveyance and other documents and take such other actions as Purchaser may reasonably request in order to effect the intent and purposes of this Agreement and the transactions contemplated hereby.
4.    Seller hereby (a) resigns as the trustee or custodian of each Deposit in an IRA or Keogh Account (that is not an Excluded IRA/Keogh Account Deposit) of which it is the trustee or custodian, and (b) to the extent permitted by the documentation governing such IRA or Keogh Account, appoints Purchaser as successor trustee or custodian of each such IRA or Keogh Account, and Purchaser hereby accepts each such trusteeship or custodianship and assumes all fiduciary obligations with respect thereto.

5.    Each person executing this Assignment represents and warrants that he or she is duly authorized and empowered to execute this Agreement, and does so as the act of and on behalf of the party indicated below.
6.    No provision of this Agreement is intended to, or shall, confer any third party beneficiary or other rights or remedies upon any person other than Purchaser and Seller. This Agreement expressly does not create or evidence a partnership or joint venture between Purchaser and Seller.
7.    This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and permitted assigns; provided that neither this Agreement nor any of the rights, interests or obligations of either party under this Agreement may be assigned by either party hereto without the prior written consent of the other party, and any purported assignment in contradiction of this Section 7 shall be void.
8.    This Agreement and assumption and other actions confirmed hereby shall be governed by and construed in accordance with the terms and conditions of the P&A Agreement and the laws of the State of New York. Nothing contained in this Agreement shall be deemed to supersede any of the covenants, agreements, representations or warranties of Seller or Purchaser contained in the P&A Agreement or to otherwise alter, amend, supersede or add to the terms of the P&A Agreement. To the extent any inconsistency exists between this Agreement and the P&A Agreement, the terms of the P&A Agreement shall control and prevail.
9.    Except as otherwise provided herein, all of the transactions provided for herein shall be effective as of 11:59 p.m., local time, on the date hereof.
10.     This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, Seller and Purchaser.
11.    This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.
IN WITNESS WHEREOF, the parties herein have duly executed and delivered this Agreement as of the day and year first above written.
BANK OF AMERICA, NATIONAL ASSOCIATION

By:
Name:
Title:
WASHINGTON FEDERAL, NATIONAL ASSOCIATION

By:
Name:
Title:

EXHIBIT 3.5(d)

FORM OF ASSIGNMENT OF BRANCH LEASE AND ASSUMPTION AGREEMENT
KNOW THAT Bank of America, National Association, a national banking association, organized under the laws of the United States, with its principal office located in Charlotte, North Carolina (“Assignor”), in consideration of One Dollar ($1.00) and other good and valuable consideration paid by Washington Federal, National Association, a national banking association, organized under the laws of the United States, with its principal office located in Seattle, Washington (“Assignee”), hereby assigns unto the Assignee all of Assignor’s right, title and interest as tenant under a certain lease more particularly described on Attachment A hereto, covering premises described on such attachment and in such Lease ___________ dated ________ ____, as amended (the “Lease”) and hereby assigns the Lease. Assignor has received all necessary consents and approvals required under the Lease to assign Assignee all of Assignor’s right, title and interest as tenant thereunder.
TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns from and after 11:59 p.m., local time, on the date hereof (the “Effective Time”).
ASSIGNEE hereby assumes, effective as of the Effective Time, the performance of all terms, covenants and obligations of the Lease on the part of Assignor to be performed under the Lease on and after the Effective Time.
This Assignment is executed and delivered between Assignor and Assignee in connection with the closing of the transactions contemplated in the Purchase and Assumption Agreement, dated as of January 23, 2014 (the “P&A Agreement”) between Assignor and Assignee. This Assignment and assumption confirmed hereby shall be governed by and construed in accordance with the terms and conditions of the P&A Agreement and the laws of the State of New York. Nothing contained in this Assignment shall be deemed to supersede any of the covenants, agreements, representations or warranties of Assignor or Assignee contained in the P&A Agreement or to otherwise alter, amend, supersede or add to the terms of the P&A Agreement. To the extent any inconsistency exists between this Assignment and the P&A Agreement, the terms of the P&A Agreement shall control and prevail.
IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the _____ day of ___________________, 2014.
BANK OF AMERICA, NATIONAL ASSOCIATION
By:
Name:
Title:
WASHINGTON FEDERAL, NATIONAL ASSOCIATION
By:

Name:
Title:

Attachment A
Lease

EXHIBIT 3.5(e)

FORM OF ASSIGNMENT OF TENANT LEASE AND ASSUMPTION AGREEMENT

KNOW THAT Bank of America, National Association, a national banking association, organized under the laws of the United States, with its principal office located in Charlotte, North Carolina (“Assignor”), in consideration of One Dollar ($1.00) and other good and valuable consideration paid by Washington Federal, National Association, a national banking association, organized under the laws of the United States, with its principal office located in Seattle, Washington (“Assignee”), hereby assigns unto the Assignee all of Assignor’s right, title and interest as sublessor under a certain sublease more particularly described on Attachment A hereto, covering premises described on such attachment and in such sublease (the “Sublease”) and hereby assigns the Sublease.
TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns from and after 11:59 p.m. local time, on the date hereof (the “Effective Time”).
ASSIGNEE hereby assumes, effective as of the Effective Time, the performance of all terms, covenants and obligations of the Sublease on the part of Assignor to be performed under the Sublease on and after the Effective Time.
ASSIGNOR remains responsible and liable for the performance of all terms, covenants and obligations of the Sublease related to the period prior to the Effective Time.
This Assignment is executed and delivered by and between Assignor and Assignee in connection with the closing of the transactions contemplated in the Purchase and Assumption Agreement, dated as of January 23, 2014 (the “P&A Agreement”), between Assignor and Assignee. This Assignment and assumption confirmed hereby shall be governed by and construed in accordance with the terms and conditions of the P&A Agreement and the laws of the State of New York. Nothing contained in this Assignment shall be deemed to supersede any of the covenants, agreements, representations or warranties of Assignor or Assignee contained in the P&A Agreement or to otherwise alter, amend, supersede or add to the terms of the P&A Agreement. To the extent any inconsistency exists between this Assignment and the P&A Agreement, the terms of the P&A Agreement shall control and prevail.
IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the _____ day of ___________________, 2014.
BANK OF AMERICA, NATIONAL ASSOCIATION
By:
Name:
Title:

WASHINGTON FEDERAL, NATIONAL ASSOCIATION
By:
Name:
Title:

Attachment A

Sublease

EXHIBIT 3.5(f)

FORM OF ASSIGNMENT OF EQUIPMENT LEASE AND ASSUMPTION AGREEMENT
KNOW THAT Bank of America, National Association, a national banking association, organized under the laws of the United States, with its principal office located in Charlotte, North Carolina (“Assignor”), in consideration of One Dollar ($1.00) and other good and valuable consideration paid by Washington Federal, National Association, a national banking association, organized under the laws of the United States, with its principal office located in Seattle, Washington (“Assignee”), hereby assigns unto the Assignee all of Assignor’s right, title and interest as tenant under a certain lease more particularly described on Attachment A hereto, covering premises described on such attachment and in such Lease ___________ dated ________ ____, as amended (the “Lease”) and hereby assigns the Lease. Assignor has received all necessary consents and approvals required under the Lease to assign Assignee all of Assignor’s right, title and interest as tenant thereunder.
TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns from and after 11:59 p.m., local time, on the date hereof (the “Effective Time”).
ASSIGNEE hereby assumes, effective as of the Effective Time, the performance of all terms, covenants and obligations of the Lease on the part of Assignor to be performed under the Lease on and after the Effective Time.
This Assignment is executed and delivered by and between Assignor and Assignee in connection with the closing of the transactions contemplated in the Purchase and Assumption Agreement, dated as of January 23, 2014 (the “P&A Agreement”) between Assignor and Assignee. This Assignment and assumption confirmed hereby shall be governed by and construed in accordance with the terms and conditions of the P&A Agreement and the laws of the State of New York. Nothing contained in this Assignment shall be deemed to supersede any of the covenants, agreements, representations or warranties of Assignor or Assignee contained in the P&A Agreement or to otherwise alter, amend, supersede or add to the terms of the P&A Agreement. To the extent any inconsistency exists between this Assignment and the P&A Agreement, the terms of the P&A Agreement shall control and prevail.
IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the _____ day of ___________________, 2014.
BANK OF AMERICA, NATIONAL ASSOCIATION
By:
Name:
Title:
WASHINGTON FEDERAL, NATIONAL ASSOCIATION
By:

Name:
Title:

Attachment A
Lease

EXHIBIT3.5(g)

FORM OF ASSIGNMENT OF ASSUMED CONTRACTS AND ASSUMPTION AGREEMENT
KNOW THAT Bank of America, National Association, a national banking association, organized under the laws of the United States, with its principal office located in Charlotte, North Carolina (“Assignor”), in consideration of One Dollar ($1.00) and other good and valuable consideration paid by Washington Federal, National Association, a national banking association, organized under the laws of the United States, with its principal office located in Seattle, Washington (“Assignee”), hereby assigns unto the Assignee all of Assignor’s right, title and interest under that certain agreement set forth on Attachment A hereto (the “Agreement”) and hereby assigns the Agreement. Assignor has received all necessary consents and approvals under the Agreement to assign Assignee all of Assignor’s right, title and interest thereunder.
TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns from and after 11:59 p.m., local time, on the date hereof (the “Effective Time”).
ASSIGNEE hereby assumes, effective as of the Effective Time, the performance of all terms, covenants and obligations of the Agreement on the part of Assignor to be performed under the Agreement on and after the Effective Time.
This Assignment is executed and delivered by and between Assignor and Assignee in connection with the closing of the transactions contemplated in the Purchase and Assumption Agreement, dated as of January 23, 2014 (the “P&A Agreement”), between Assignor and Assignee. This Assignment and assumption confirmed hereby shall be governed by and construed in accordance with the terms and conditions of the P&A Agreement and the laws of the State of New York. Nothing contained in this Assignment shall be deemed to supersede any of the covenants, agreements, representations or warranties of Assignor or Assignee contained in the P&A Agreement or to otherwise alter, amend, supersede or add to the terms of the P&A Agreement. To the extent any inconsistency exists between this Assignment and the P&A Agreement, the terms of the P&A Agreement shall control and prevail.
IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the _____ day of ___________________, 2014.
BANK OF AMERICA, NATIONAL ASSOCIATION
By:
Name:
Title:
WASHINGTON FEDERAL, NATIONAL ASSOCIATION
By:
Name:
Title:

Attachment A
Agreement

EXHIBIT 3.5(k)

FORM OF ASSIGNMENT OF LOAN DOCUMENTS AND ASSUMPTION AGREEMENT
KNOW THAT, pursuant to and on the terms and subject to the conditions of, that certain Purchase and Assumption Agreement, dated as of January 23, 2014 (the “P&A Agreement”), between Bank of America, National Association, a national banking association, organized under the laws of the United States, with its principal office located in Charlotte, North Carolina (“Assignor”), and Washington Federal, National Association, a national banking association, organized under the laws of the United States, with its principal office located in Seattle, Washington (“Assignee”) (defined terms used but not defined herein having the meanings set forth in the P&A Agreement), Assignor, for good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns unto the Assignee all of Assignor’s rights, benefits and title under each of the Loan Documents (including with respect to each of the Loans covered thereby) and hereby assigns such Loan Documents. Assignor has received all necessary consents and approvals (if any) under each of the Loan Documents to assign Assignee all of Assignor’s rights, benefits and title thereunder (including with respect to each of the Loans covered thereby).
TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns from and after 11:59 p.m., local time, on the date hereof (the “Effective Time”).
ASSIGNEE hereby assumes, effective as of the Effective Time, the performance of all terms, covenants and obligations of each of the Loan Documents on the part of Assignor to be discharged, performed, satisfied or paid under the Agreement on and after the Effective Time.
This Assignment and assumption confirmed hereby shall be governed by and construed in accordance with the terms and conditions of the P&A Agreement and the laws of the State of New York. Nothing contained in this Assignment shall be deemed to supersede any of the covenants, agreements, representations or warranties of Assignor or Assignee contained in the P&A Agreement or to otherwise alter, amend, supersede or add to the terms of the P&A Agreement. To the extent any inconsistency exists between this Assignment and the P&A Agreement, the terms of the P&A Agreement shall control and prevail.
IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the [●] day of [●], 2014.
BANK OF AMERICA, NATIONAL ASSOCIATION
By:
Name:
Title:

WASHINGTON FEDERAL, NATIONAL ASSOCIATION
By:
Name:
Title:

EXHIBIT 4.9

SCHEDULE OF PROCESSING FEES

Item	Price Per Item
Checks	$0.05
ACH	$0.02

EXHIBIT 7.4(b)-1

ESTOPPEL CERTIFICATE – BRANCH LEASE
_____________________________________________ ("Landlord"), intending to be legally bound, hereby certifies as follows:

1.    Exhibit A attached hereto is a full, true and complete copy of that certain lease (the "Lease") dated as of ___________________, ______, between Landlord and _____________________________ (“Tenant”).

2.    The Lease is in full force and effect and has not been modified or amended, and no option, if any, to extend the term of the Lease or to expand or contract the area demised thereby has been exercised, except in each case as set forth below:

Amendments/Modifications to Lease ________________________________ ______________________________________________________________________________.

Option to Extend Term or Change Demised Area                                                                      .

3.    Landlord is the fee owner of the premises demised by the Lease and has not assigned its interest in the Lease, except for any collateral assignment to a lender in connection with a mortgage loan. To the best of Landlord’s knowledge, the Tenant has not assigned its interest in the Lease or sublet any portion of the premises demised thereby [except for _________________ [sublease]].

4.    Landlord has no knowledge of any outstanding notice of Landlord default given by Tenant. To the best of Landlord’s knowledge, Landlord is not in default of any of the agreements, terms, amendments, covenants, or conditions of the Lease on the part of Landlord to be performed or complied with, and no condition or set of facts exist which, with the passage of time and/or the giving of notice would constitute a default by Landlord in the performance of any of the agreements, terms, amendments, covenants, or conditions of the Lease.

5.    That there are no outstanding notices of Tenant default given by Landlord under the Lease. To the best of Landlord’s knowledge, Tenant is not in default of any of the agreements, terms, amendments, covenants, or conditions of the Lease on the part of Tenant to be performed or complied with, and no condition or set of facts presently exist which, with the passage of time and/or the giving of notice would constitute a default by Tenant in the performance of any of the agreements, terms, amendments, covenants, or conditions of the Lease.

6.    Tenant has paid all payments of base rent, percentage rent, rental increases and expense reimbursements (CAM, taxes, insurance) under the Lease through ____________________.

7.    Current monthly base rent under the lease is $____________________.

8.    Current monthly additional rent for estimated common area maintenance expenses, real estate taxes, and insurance premiums under the Lease is $____________________.

9.    The current term of the Lease expires on ______________________.

10.    Tenant has paid a security deposit in the amount of $_______________ under the Lease.

Landlord understands and acknowledges that this Certificate is being delivered for the benefit of, and may be relied upon, by Tenant, any purchaser or assignee of Tenant’s interest in the Lease and any lender of any purchaser or assignee of Tenant’s interest in the Lease.

IN WITNESS WHEREOF, Landlord has executed this Certificate, or caused this certificate to be executed by its duly-authorized agent, as of the ____ day of ___________________, 20____.

Witness/Attest:                ________________________________

[Corporate Seal]

______________________________        By:____________________________
Print Name:____________________        Print Name:_____________________
Title: _________________________        Title:__________________________, duly authorized

EXHIBIT A
Lease

EXHIBIT 7.4(b)-2

ESTOPPEL CERTIFICATE – TENANT LEASE
_____________________________________________ ("Tenant"), intending to be legally bound, hereby certifies as follows:

1.    Exhibit A attached hereto is a full, true and complete copy of that certain [lease] (the "Lease") dated as of ___________________, ______, between __________________ _______________________ ("Landlord") and Tenant.

2.    The Lease is in full force and effect and has not been modified or amended, and no option, if any, to extend the term of the Lease or to expand or contract the area demised thereby has been exercised, except in each case as set forth below:

Amendments/Modifications to Lease ________________________________ ______________________________________________________________________________.

Option to Extend Term or Change Demised Area                                                                      .

3.    Tenant has accepted possession of the premises demised under the Lease and acknowledges that all alterations and improvements to be made on the part of Landlord have been completed to Tenant's satisfaction, and all other inducements provided by Landlord to Tenant with respect to the Lease have been fulfilled, including the expiration of any no-rent or reduced-rent periods and the payment of any tenant-improvement allowances or reimbursement by Landlord.

4.    Tenant has not assigned its interest in the Lease or sublet any portion of the premises demised thereby.

5.    Tenant has not commenced any action nor sent or received any notice to terminate the Lease. Tenant has no presently exercisable termination right(s) or offset right(s).

6.    The commencement date of the current term of the Lease was ______________, _____ and the current term expires on __________________________.

7.    Tenant has ______ remaining renewal/extension terms of _______ years each.

8.    Tenant has paid a security deposit in the amount of $_______________ under the Lease.

9.    Landlord is not in default under any of Landlord's obligations under the Lease. To Tenant’s knowledge, there are no existing conditions, facts or circumstances which with notice and/or the passage of time would constitute or result in a Landlord default under the Lease.

10.    To Tenant’s knowledge, Tenant has no right of deduction, offset, counterclaim or defense against any rent or other obligation due or to become due under the Lease.

11.    Tenant has paid all payments of base rent, percentage rent, rental increases and expense reimbursements (CAM, taxes, insurance) through _____________________ and, with the exception of the current month's rent, Tenant has not prepaid any sums payable by Tenant under the Lease.

Tenant understands and acknowledges that this Certificate is being delivered for the benefit of, and may be relied upon, by Landlord, any purchaser or assignee of Landlord’s interest under the Lease and any lender of any purchaser or assignee of Landlord's interest in the Lease.

IN WITNESS WHEREOF, Tenant has executed this Certificate, or caused this certificate to be executed by its duly-authorized agent, as of the ____ day of ___________________, _________.

Witness/Attest:                ________________________________

[Corporate Seal]

______________________________        By:________________________(Seal)
Print Name:____________________        Print Name:_____________________
Title: _________________________        Title:__________________________, duly authorized

EXHIBIT A
Lease

EXHIBIT 7.6(a)

SPECIFIED COUNTIES

1.	Cochise (Arizona) (other than within the limits of the city of Sierra Vista, Arizona)

2.	Gila (Arizona)

3.	Graham (Arizona)

4.	La Paz (Arizona)

5.	Navajo (Arizona)

6.	Pima (Arizona) (only within the limits of the city of Sells, Arizona)

7.	Santa Cruz (Arizona)

8.	Yuma (Arizona)

9.	Churchill (Nevada)

10.	Clark (Nevada) (only within the limits of the cities of Mesquite, Nevada and Overton, Nevada)

11.	Eiko (Nevada)

12.	Humboldt (Nevada)

13.	Lincoln (Nevada)

14.	Lyon (Nevada)

15.	Mineral (Nevada)

16.	Nye (Nevada)

17.	White Pine (Nevada) (other than within the limits of the city of Pahrump, Nevada)

34